Other liabilities	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Other liabilities

23.	Other liabilities
Other liabilities consisted of the following:

	At December 31,
	2022			2021
	Current	Non-current	Total	Current	Non-current	Total
	(€ million)
Payables for buy-back agreements	€1,968	€4,931	€6,899	€3,027	€4,736	€7,763
Accrued expenses and deferred income	3,620	149	3,769	2,690	117	2,807
Indirect tax payables	1,563	23	1,586	1,625	118	1,743
Payables to personnel	2,700	6	2,706	2,736	13	2,749
Social security payables	633	14	647	647	19	666
Construction contract liabilities (Note 14)	111	—	111	54	—	54
Service contract liability	948	2,255	3,203	940	2,188	3,128
Derivatives operating liability	708	224	932	374	132	506
Other	2,277	527	2,804	2,346	373	2,719
Total Other liabilities	€14,528	€8,129	€22,657	€14,439	€7,696	€22,135
Other liabilities (excluding Accrued expenses, Deferred income and Service contract liability) by due date were as follows:

	At December 31,
	2022					2021
	Total due within one year (Current)	Due between one and five years	Due beyond five years	Total due after one year (Non-Current)	Total	Total due within one year (Current)	Due between one and five years	Due beyond five years	Total due after one year (Non-Current)	Total
	(€ million)
Other liabilities (excluding Accrued expenses, deferred income and service contract liability)	€9,960	€2,449	€3,276	€5,725	€15,685	€10,809	€5,242	€149	€5,391	€16,200
Payables for buy-back agreements include the price received for the product, recognized as an advance at the date of the sale and, subsequently, the repurchase price and the remaining lease installments yet to be recognized.
During 2017, the Brazilian Supreme Court ruled that the state value added tax should be excluded from the basis for calculating a federal tax on revenue. The Brazilian government appealed this decision, and in May 2021, the Brazilian Supreme Court rendered a final and definitive decision confirming the 2017 decision. Certain of Stellantis’ companies in Brazil had previously filed individual lawsuits on this matter.
During the year ended December 31, 2021, as a result of the Supreme Court ruling, the previously recognized provision of €166 million related to PSA was no longer considered probable and was reversed. Corresponding deposits of approximately €180 million remain recorded within Other receivables pending release by the courts. Refer to Note 16, Trade receivables, other assets, prepaid expenses and tax receivables.
During the year ended December 31, 2021, other receivables of €113 million of which €87 million were recognized within Net revenues and €26 million within Net financial results for previously paid amounts that have not yet been recovered as these amounts are now virtually certain. The Company also expects to recognize approximately additional €48 million of previously paid taxes pending full resolution of these related cases.
During the year ended December 31, 2022, deposits of €144 million were released and received. The remaining amount of approximately €70 million is recorded within Other receivables.
Service contract liability
The service contract liability was mainly comprised of maintenance plans and extended warranties. Changes in the Company's service contract liability for the year ended December 31, 2022, were as follows:

	At January 1, 2022	Advances received from customers	Amounts recognized within revenue	Transfers to Assets/(Liabilities) held for sale	Other Changes	At December 31, 2022
	(€ million)
Service contract liability	€3,128	€1,370	€(1,268)	€(1)	€(26)	€3,203
Of the total Service contract liability at December 31, 2022, the Company expected to recognize approximately €944 million in 2023, €811 million in 2024, €694 million in 2025 and €754 million thereafter.